SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

CTO REALTY GROWTH, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 000001 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C 1234567890 Online Go to www.investorvote.com/CTO or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:00 AM EDT on June 21, 2023 Annual Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the CTO Realty Growth, Inc. Annual Stockholder Meeting to be Held on June 21, 2023 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: www.investorvote.com/CTO Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/CTO. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 9, 2023 to facilitate timely delivery. 2NOT COY + 03THGC

Stockholder Meeting Notice CTO Realty Growth, Inc.’s Annual Meeting of Stockholders will be held on June 21, 2023, at 2:00 p.m. Eastern Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 5, and 1 YEAR on Proposal 4: 1. Election of Directors: 01 - John P. Albright 02 - George R. Brokaw 03 - Christopher J. Drew 04 - Laura M. Franklin 05 - R. Blakeslee Gable 06 - Christopher R. Haga 2. Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2023. 3. Hold an advisory vote to approve executive compensation. 4. Hold an advisory vote on the frequency of the advisory vote to approve executive compensation. 5. Approve the CTO Realty Growth, Inc. Fifth Amended and Restated 2010 Equity Incentive Plan, replacing the Company’s Fourth Amended and Restated 2010 Equity Incentive Plan. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. - Internet – Go to www.investorvote.com/CTO. - Phone – Call us free of charge at 1-866-641-4276. - Email – Send an email to investorvote@computershare.com with “Proxy Materials CTO Realty Growth, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by June 9, 2023.